                                                                    EXHIBIT 10.4

                                   ----------


                          TRANSITION SERVICES AGREEMENT


         This TRANSITION SERVICES AGREEMENT (this "Agreement") is made as of August 30, 2001, by and between TeraForce Technology Corporation, a Delaware corporation (the "Seller"), and Intelect Technologies Inc., a Delaware corporation (the "Buyer").

                                    RECITALS

A. This Agreement is the Transition Services Agreement referred to in that certain Agreement to Form Joint Venture (the "Joint Venture Agreement"), dated as of August 17, 2001, by and among Seller and Singapore Technologies Electronics Limited.

B. Pursuant to the Joint Venture Agreement, Seller's subsidiary has on this date sold to Buyer certain assets identified in the Joint Venture Agreement, such sale taking place on the date hereof (the "Effective Date").

C. Seller has requested that for a limited term Buyer provide certain warranty and support services to Seller upon the terms and subject to the conditions set forth herein.

D. Buyer has requested that for a limited term Seller provide certain engineering, financial and support services to Buyer upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and in the Joint Venture Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         All capitalized terms that are used and not specifically defined herein shall have the meanings assigned to them in the Joint Venture Agreement.

                                   ARTICLE TWO

                                SERVICES PROVIDED

         Section 2.1 Buyer Services Provided. On and subject to the provisions of this Agreement, during the term of this Agreement, Seller hereby engages Buyer as an independent contractor, not as an agent, for the purpose of performing the services described on Exhibit A (the "Buyer Services"), and Buyer shall perform the Buyer Services for the Seller on the terms and conditions set forth in this Agreement.

         Section 2.2 Seller Services Provided. On and subject to the provisions of this Agreement, during the term of this Agreement, Buyer hereby engages Seller as an independent contractor, not as an agent, for the



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purpose of performing the services described on Exhibit B (the "Seller
Services"), and Seller shall perform the Seller Services for the Buyer on the terms and conditions set forth in this Agreement.

         Section 2.3 Standard of Service. In performing the respective services, each party shall use the same degree of skill, prudence, competence and diligence as it used in the performance of the same or similar tasks for or on its own behalf, subject in each case to any provisions set forth on Exhibit A and on Exhibit B, respectively.

                                  ARTICLE THREE

                                      TERM

         Section 3.1 Term. This Agreement shall become effective on the Effective Date and shall continue in effect until the second anniversary of the date of this Agreement.

                                  ARTICLE FOUR

                                     CHARGES

         Section 4.1 Monthly Fees for Buyer Services. Seller shall pay Buyer for the services provided hereunder, together with all reasonable out-of-pocket costs and expenses (but excluding general, administrative and other overhead costs and expenses) and costs of employees of a party hereto directly allocated to a particular project equal to that employee's regular compensation plus benefits allocated and charged on an hourly basis (but excluding bonuses and similar extraordinary compensation), equipment or automobile rental costs, copying costs, attorneys' fees, consultant fees or costs or fees associated with any other service provider (the "Direct Costs") incurred by Buyer in connection with the performance of the Buyer Services, on a monthly basis on or before the 10th day following the receipt by the Seller of an itemized invoice from the Buyer outlining the costs for the preceding month. Seller shall not be required to pay, nor shall Buyer be entitled to reimbursement for, Buyer's office overhead.

         Section 4.2 Monthly Fees for Seller Services. Subject to the offset described below, Buyer shall pay Seller for the services provided hereunder, together with all Direct Costs incurred by Seller in connection with the performance of the Seller Services, on a monthly basis on or before the 10th day following the receipt by the Buyer of an itemized invoice from the Seller outlining the costs for the preceding month. Buyer shall not be required to pay, nor shall Seller be entitled to reimbursement for, Seller's office overhead. Seller consents to the offset of amounts owed by Buyer to Seller under this Agreement against amounts owed by Buyer to Intelect Network Technologies, Inc. ("INT") under the Sharing Agreement between Buyer and INT dated the date hereof.




                                  ARTICLE FIVE

                           RELEASE AND INDEMNIFICATION

         Section 5.1 Release.

         (a) BUYER SHALL NOT BE LIABLE TO SELLER FOR: (1) DELAYS, ERRORS, MALFUNCTIONS OR BREAKDOWNS RELATING TO THE BUYER SERVICES,





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                  UNLESS SUCH DELAYS, ERRORS, MALFUNCTIONS OR BREAKDOWNS ARE
                  ATTRIBUTABLE TO OR ARE THE RESULT OF BUYER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; OR (2) ANY ACTION OR OMISSION TAKEN OR NOT TAKEN IN ACCORDANCE WITH THIS AGREEMENT OR PURSUANT TO INSTRUCTIONS PROPERLY RECEIVED FROM SELLER, UNLESS SUCH ACTION OR OMISSION, AS THE CASE MAY BE, IS ATTRIBUTABLE TO OR IS THE RESULT OF BUYER'S BREACH OF ITS OBLIGATIONS HEREUNDER, OR ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (b) SELLER SHALL NOT BE LIABLE TO BUYER FOR: (1) DELAYS, ERRORS, MALFUNCTIONS OR BREAKDOWNS RELATING TO THE SELLER SERVICES, UNLESS SUCH DELAYS, ERRORS, MALFUNCTIONS OR BREAKDOWNS ARE ATTRIBUTABLE TO OR ARE THE RESULT OF SELLER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; OR (2) ANY ACTION OR OMISSION TAKEN OR NOT TAKEN IN ACCORDANCE WITH THIS AGREEMENT OR PURSUANT TO INSTRUCTIONS PROPERLY RECEIVED FROM BUYER, UNLESS SUCH ACTION OR OMISSION, AS THE CASE MAY BE, IS ATTRIBUTABLE TO OR IS THE RESULT OF SELLER'S BREACH OF ITS OBLIGATIONS HEREUNDER, OR ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         Section 5.2 Indemnification.

         (a) BUYER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER, SELLER'S AFFILIATES AND SELLER'S DELEGATES AND THEIR RESPECTIVE PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND REPRESENTATIVES (EACH INDIVIDUALLY REFERRED TO HEREIN AS A "SELLER INDEMNIFIED PARTY"), WITHOUT LIMITATION, FROM AND AGAINST ANY AND ALL LOSSES, RESULTING FROM ANY CLAIM ARISING IN CONNECTION WITH, OR RELATED TO, THIS AGREEMENT AND THE SELLER SERVICES PROVIDED HEREUNDER; THE FOREGOING INDEMNIFICATION SPECIFICALLY INCLUDING THOSE CLAIMS WHICH ARISE OUT OF THE SELLER INDEMNIFIED PARTY'S SOLE, JOINT OR CONTRIBUTORY NEGLIGENCE, BUT SPECIFICALLY EXCLUDING THOSE CLAIMS WHICH ARISE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE SELLER INDEMNIFIED PARTY.

         (b) SELLER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS BUYER, BUYER'S AFFILIATES AND BUYER'S DELEGATES AND THEIR RESPECTIVE PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND REPRESENTATIVES (EACH INDIVIDUALLY REFERRED TO HEREIN AS A "BUYER INDEMNIFIED PARTY"), WITHOUT LIMITATION, FROM AND AGAINST ANY AND ALL LOSSES, RESULTING FROM ANY CLAIM ARISING IN CONNECTION WITH, OR RELATED TO, THIS AGREEMENT AND THE BUYER SERVICES PROVIDED HEREUNDER; PROVIDED, HOWEVER, THAT AS TO WARRANTY SERVICES PROVIDED BY BUYER FOR PRODUCTS PREVIOUSLY SOLD BY SELLER, SUCH INDEMNITY ONY EXTENDS TO THE WARRANTY SERVICE ITSELF AD NOT TO (AND BUYER SHALL BE HELD HARMLESS FROM CLAIMS ARISING OUT OF) CLAIMS IN RESPECT OF THE PRODUCT BEING SERVICED; THE FOREGOING INDEMNIFICATION SPECIFICALLY INCLUDING THOSE CLAIMS WHICH ARISE OUT OF THE BUYER INDEMNIFIED PARTY'S SOLE, JOINT OR CONTRIBUTORY




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                  NEGLIGENCE, BUT SPECIFICALLY EXCLUDING THOSE CLAIMS WHICH
                  ARISE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER INDEMNIFIED PARTY.

         Section 5.3 Intent of the Parties.

         (a) IT IS THE EXPRESS INTENT OF BUYER AND SELLER THAT BUYER DEFEND AND INDEMNIFY THE SELLER INDEMNIFIED PARTY AGAINST THOSE CLAIMS IDENTIFIED IN SECTION 5.2 WHICH ARISE FROM THE NEGLIGENCE (ACTIVE OR PASSIVE) OF THE SELLER INDEMNIFIED PARTY, OTHER THAN THROUGH GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. SELLER'S DECISION TO ENTER INTO THIS AGREEMENT AND TO PROVIDE THE SELLER SERVICES IDENTIFIED HEREIN ARE IN EXCHANGE FOR THE LIMITED LIABILITY REFERRED TO IN SECTION 5.2 AND THIS SECTION 5.4. SELLER WOULD NOT HAVE ENTERED INTO THIS AGREEMENT FOR THE CONSIDERATION PROVIDED HEREIN BUT FOR BUYER'S AGREEMENT TO INDEMNIFY THE SELLER INDEMNIFIED PARTIES AS PROVIDED ABOVE.

         (b) IT IS THE EXPRESS INTENT OF BUYER AND SELLER THAT SELLER DEFEND AND INDEMNIFY THE BUYER INDEMNIFIED PARTY AGAINST THOSE CLAIMS IDENTIFIED IN SECTION 5.3 WHICH ARISE FROM THE NEGLIGENCE (ACTIVE OR PASSIVE) OF THE BUYER INDEMNIFIED PARTY, OTHER THAN THROUGH GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. BUYER'S DECISION TO ENTER INTO THIS AGREEMENT AND TO PROVIDE THE BUYER SERVICES IDENTIFIED HEREIN ARE IN EXCHANGE FOR THE LIMITED LIABILITY REFERRED TO IN SECTION 5.3 AND THIS SECTION
                  5.4. BUYER WOULD NOT HAVE ENTERED INTO THIS AGREEMENT FOR THE CONSIDERATION PROVIDED HEREIN BUT FOR SELLER'S AGREEMENT TO INDEMNIFY THE BUYER INDEMNIFIED PARTIES AS PROVIDED ABOVE.

         Section 5.4 Survival of Indemnification Obligations.

         (a) Buyer's obligations under Article Five hereof shall continue for a period of two (2) years following the expiration or termination of this Agreement.

         (b) Seller's obligations under Article Five hereof shall continue for a period of two (2) years following the expiration or termination of this Agreement.

         Section 5.5 Notification of Claim.

         (a) The Seller Indemnified Party shall give prompt written notice to the Buyer of the receipt of any claim or the commencement of any action which is or may be covered by the applicable indemnity, but the failure to so notify the Buyer shall not relieve the Buyer of any liability that it may have under this Article Five except to the extent that the defense of such action is prejudiced thereby. Upon receipt of such notice, the Buyer shall immediately assume the defense thereof with counsel satisfactory to the Seller Indemnified Party. No compromise or settlement thereof may be effected by the Buyer without the Seller Indemnified Party's consent.

         (b) The Buyer Indemnified Party shall give prompt written notice to the Seller of the receipt of any claim or the commencement of any action which is or may be covered by the applicable




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                  indemnity, but the failure to so notify the Seller shall not relieve the Seller of any liability that it may have under this Article Five except to the extent that the defense of such action is prejudiced thereby. Upon receipt of such notice, the Seller shall immediately assume the defense thereof with counsel satisfactory to the Buyer Indemnified Party. No compromise or settlement thereof may be effected by the Seller without the Buyer Indemnified Party's consent.

         Section 5.6 No Warranties.

         (a) Buyer makes no representation or warranty, express or implied, regarding the Buyer Services, their implementation, related training, or database support beyond the express terms of this Agreement. BUYER DISCLAIMS AND SELLER HEREBY WAIVES, ANY AND ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR INTENDED USE, OR, EXCEPT AS OTHERWISE STATED HEREIN, ANY LIABILITY IN CONTRACT, NEGLIGENCE, OR TORT WITH RESPECT TO THE DATA, PRODUCTS AND/OR THE BUYER SERVICES FURNISHED HEREUNDER.

         (b) Seller makes no representation or warranty, express or implied, regarding the Seller Services, their implementation, related training, or database support beyond the express terms of this Agreement. SELLER DISCLAIMS AND BUYER HEREBY WAIVES, ANY AND ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR INTENDED USE, OR, EXCEPT AS OTHERWISE STATED HEREIN, ANY LIABILITY IN CONTRACT, NEGLIGENCE, OR TORT WITH RESPECT TO THE DATA, PRODUCTS AND/OR THE SELLER SERVICES FURNISHED HEREUNDER.

         Section 5.7 Limitation of Damages.

         (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE LIABILITY OF THE BUYER UNDER THIS AGREEMENT FOR ANY BREACH, DEFAULT, OR EVENT OF DEFAULT UNDER THIS AGREEMENT SHALL BE STRICTLY LIMITED TO SUCH ACTUAL AND INCIDENTAL DAMAGES AS WERE DIRECTLY INCURRED BY THE SELLER BY REASON OF SUCH BREACH, DEFAULT OR EVENT OF DEFAULT. IN NO EVENT SHALL THE BUYER EVER BE LIABLE, NOR SHALL THE SELLER EVER RECOVER, AND HEREBY WAIVES, ANY CONSEQUENTIAL OR SPECIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS OR DAMAGES FOR LOST BUSINESS OPPORTUNITY).

         (b) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE LIABILITY OF THE SELLER UNDER THIS AGREEMENT FOR ANY BREACH, DEFAULT, OR EVENT OF DEFAULT UNDER THIS AGREEMENT SHALL BE STRICTLY LIMITED TO SUCH ACTUAL AND INCIDENTAL DAMAGES AS WERE DIRECTLY INCURRED BY THE BUYER BY REASON OF SUCH BREACH, DEFAULT OR EVENT OF DEFAULT. IN NO EVENT SHALL THE SELLER EVER BE LIABLE, NOR SHALL THE SELLER EVER RECOVER, AND HEREBY WAIVES, ANY CONSEQUENTIAL OR SPECIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS OR DAMAGES FOR LOST BUSINESS OPPORTUNITY).




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                                   ARTICLE SIX

                                  FORCE MAJEURE

         Section 6.1 Force Majeure.

         (a) Buyer shall not be liable for delays or failure in its performance hereunder to the extent that such delay or failure of performance is not the result of Buyer's lack of reasonable diligence, if caused by any act of God, war, strike, lockout, labor dispute, work stoppage, fire, act of government, or any other cause, whether similar or dissimilar, beyond the control of the Buyer (any such act or cause being herein called a "Force Majeure Cause").

         (b) Seller shall not be liable for delays or failure in its performance hereunder to the extent that such delay or failure of performance is not the result of Seller's lack of reasonable diligence, if caused by any Force Majeure Cause.

                                  ARTICLE SEVEN

                                      TITLE

         Section 7.1 Title to Buyer Intellectual Property. Title and full and complete ownership rights to all software, technology, know-how or proprietary information (including any copyright or patent rights relating thereto), owned or developed by Buyer, relating to the Buyer Services and used in the performance of this Agreement shall remain with Buyer. Seller acknowledges that such software, technology or proprietary information is Confidential Information (as defined in Article Eight), whether or not such information or any portion thereof is or may be protectable under the copyright, patent or trade secret laws.

         Section 7.2 Title to Seller Intellectual Property. Title and full and complete ownership rights to all software, technology, know-how or proprietary information (including any copyright or patent rights relating thereto), owned or developed by Seller, relating to the Seller Services and used in the performance of this Agreement shall remain with Seller other than such intellectual property developed by Seller as part of any engineering design services performed for Buyer pursuant to Section 2.1 of this Agreement, in which case such intellectual property shall be transferred to Buyer. Buyer acknowledges that such software, technology or proprietary information is Confidential Information (as defined in Article Eight), whether or not such information or any portion thereof is or may be protectable under the copyright, patent or trade secret laws.


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                                  ARTICLE EIGHT

                                 CONFIDENTIALITY

         Section 8.1 Confidential Information. For purposes of this Agreement, "Confidential Information" shall mean any and all or (i) trade secrets, (ii) confidential or other proprietary information of a party or its Affiliates concerning past, present or future research, development, business activities or affairs, finances, properties, methods of operation, processes and systems. The parties expressly acknowledge and agree that the term "Confidential Information" shall include, but is not limited to all documentation, software programs, procedures, and services supplied in connection with the services hereunder. The party which receives Confidential Information from the other party agrees to maintain such information in secrecy at all times, using the same degree of care with respect to such Confidential Information as it uses in protecting its own proprietary information, trade secrets and similar items; provided, however, that Confidential Information may be used in an action by one party to this Agreement against the other, subject to the conditions set forth in Section 8.2. Information of either party which would otherwise be considered Confidential Information shall not be considered Confidential Information if such information is in the public domain, or is placed in the public domain through no violation of this Agreement, or is lawfully obtained from another source free of restriction.

         Section 8.2 Nondisclosure. Neither party shall sell, transfer, publish, disclose, display or otherwise make available the Confidential Information of the other party to any third party, except (i) as necessary in furtherance of the purposes of this Agreement, or (ii) as may be required by applicable law, in which case the party from whom disclosure is sought shall promptly notify the other party. To the extent that the other party objects to disclosure of such Confidential Information, the party from which disclosure is sought shall (i) use reasonable and lawful efforts to resist making any disclosure of such Confidential Information, (ii) use reasonable and lawful efforts to limit the amount of such Confidential Information to be disclosed, and (iii) use all reasonable best efforts to obtain a protective order or other appropriate relief to minimize the further dissemination of any Confidential Information to be disclosed. In addition, neither party shall disclose the Confidential Information of the other party to any employee or agent except on a need-to-know basis. Each party shall use reasonable efforts to inform all such employees and agents that the Confidential Information of the other party is subject to this non-disclosure obligation. Furthermore, neither party shall use the Confidential Information of the other party for any purpose other than as expressly provided in this Agreement.

         Section 8.3 Return of Confidential Information. Upon termination of this Agreement for any cause or reason, each party shall deliver to the other party all of such other party's Confidential Information then in its possession, including all copies thereof.

         Section 8.4 Survival. The restrictions of this Article Eight shall survive for a period of two (2) years after the termination or expiration of this Agreement.

         Section 8.5 Affiliates. Seller and Buyer each agree to cause their respective Affiliates to comply in all respects with the restrictions of this Article Eight.

         Section 8.6 Confidentiality Agreement. The provisions of this Article Eight are in addition to, and shall not be deemed to affect the terms and provisions of, any existing confidentiality agreement between the parties. To the extent the provisions hereof may be deemed to be inconsistent with the terms of any such other confidentiality agreement, or such other confidentiality agreement shall be silent as to such items, this Agreement shall control with respect to any Confidential Information relating to this Agreement. Upon the written consent of the other party, which consent shall not be unreasonably withheld, Buyer or Seller may provide this Agreement to third party lenders or investors; provided, however, that the party receiving this Agreement shall, prior to obtaining it, enter into a confidentiality agreement with the disclosing Buyer or Seller, as the case may be, for the benefit of the other party.

                                  ARTICLE NINE

                             TERMINATION AND DEFAULT

         Section 9.1 Default. The following events shall constitute "Events of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied or waived by the nondefaulting party in writing:

         Section 9.1.1 Buyer Defaults.

         (a) Buyer fails to pay, or cause to be paid, any amount due hereunder as it becomes due in accordance with the terms of this Agreement and such payment is not made within five (5) Business Days after written notice thereof to Buyer by Seller;

         (b) Buyer fails to punctually and properly perform any other covenant, agreement, representation, obligation, term or condition contained herein and such failure continues for a period of fifteen (15) days after receipt by Buyer of written notice thereof from Seller;

         (c) Buyer terminates or cancels this Agreement or any portion thereof, except as expressly permitted hereunder;

         (d) Buyer shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervener or liquidator for itself or for all or a substantial part of Buyer's assets,
                  (ii) file a voluntary petition in bankruptcy, admit in writing that Buyer is unable to pay Buyer's debts as they become due or generally not pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against Buyer in any bankruptcy, reorganization or insolvency proceeding or (vi) take corporate action for the purpose of effecting any of the foregoing;

         (e) An involuntary proceeding shall be commenced against Buyer seeking bankruptcy or reorganization of Buyer or the appointment of a receiver, custodian, trustee, liquidator or other similar official of Buyer, or all or substantially all of its assets, and such proceeding shall not have been dismissed within thirty (30) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Buyer or appointing a receiver, custodian, trustee, liquidator or other similar official of Buyer or of all or substantially all of its assets; or

         (f) This Agreement shall, subsequent to the effectiveness hereof, cease to be a legal, valid, binding agreement enforceable against Buyer in accordance with its terms, or shall in any way be terminated (prior to a scheduled expiration) or become or be declared ineffective or inoperative, or shall in any way whatsoever cease to give or provide to Seller the respective rights, titles, interests, remedies, powers or privileges intended to be created hereby for any reason whatsoever, excluding any of the foregoing arising from a breach by Seller of any of its obligations hereunder.

         Section 9.1.2  Seller Defaults.

         (a) Seller fails to pay, or cause to be paid, any amount due hereunder as it becomes due in accordance with the terms of this Agreement and such payment is not made within five (5) Business Days after written notice thereof to Seller by Buyer;

         (b) Seller fails to punctually and properly perform any covenant, agreement, representation, obligation, term or condition contained herein and such failure continues for a period of fifteen (15) days after receipt by Seller of written notice thereof from Buyer;

         (c) Seller terminates or cancels this Agreement or any portion thereof, except as expressly permitted hereunder;

         (d) Seller shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervener or liquidator for itself or for all or a substantial part of Seller's assets,
                  (ii) file a voluntary petition in bankruptcy, admit in writing that Seller is unable to pay Seller's debts as they become due or generally not pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against Seller in any bankruptcy, reorganization or insolvency proceeding or (vi) take corporate action for the purpose of effecting any of the foregoing;

         (e) An involuntary proceeding shall be commenced against Seller seeking bankruptcy or reorganization of Seller or the appointment of a receiver, custodian, trustee, liquidator or other similar official of Seller, or all or substantially all of its assets, and such proceeding shall not have been dismissed within thirty (30) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Seller or appointing a receiver, custodian, trustee, liquidator or other similar official of Seller or of all or substantially all of its assets; or

         (f) This Agreement shall, subsequent to the effectiveness hereof, cease to be a legal, valid, binding agreement enforceable against Seller in accordance with its terms, or shall in any way be terminated (prior to a scheduled expiration) or become or be declared ineffective or inoperative, or shall in any way whatsoever cease to give or provide to Buyer the respective rights, titles, interests, remedies, powers or privileges intended to be created hereby for any reason whatsoever, excluding any of the foregoing arising from a breach by Buyer of any of its obligations hereunder.

         Section 9.2 Remedies upon the Occurrence of an Event of Default.

                  Section 9.2.1 Seller's Remedies. Upon the occurrence of an Event of Default under Section 9.1.1, and at any time thereafter so long as such Event of Default shall be continuing, Seller may, at its option declare this Agreement to be in default by a written notice to Buyer; and at any time thereafter, so long as Buyer shall not have remedied all outstanding Events of Default, Seller may do one or more of the following as Seller in its sole discretion shall elect: (i) terminate this Agreement and terminate Buyer's access to the Seller Services provided hereunder; and (ii) recover all legal and equitable remedies to which it is entitled, by virtue of the occurrence of any Event of Default in accordance with Section 9.3.

                  Section 9.2.2 Buyer's Remedies. Upon the occurrence of an Event of Default under Section 9.1.2, and at any time thereafter so long as such Event of Default shall be continuing, Buyer may, at its option declare this Agreement to be in default by written notice to Seller; and at any time thereafter, so long as Seller shall not have remedied all outstanding Events of Default, Buyer may do any one or more of the following as Buyer in its sole discretion shall elect: (i) terminate this Agreement and terminate Seller's access to the Buyer Services provided hereunder; and (ii) recover all legal and equitable remedies to which it is entitled by virtue of the occurrence of any Event of Default in accordance with Section 9.3.

         Section 9.3 Remedies Cumulative. Subject to the limitations contained in Section 5.7, no remedy referred to in this Article Nine is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available at law or in equity, and the exercise by any party hereto of any one or more of such remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other remedies. No express or implied waiver by any party hereto of any Event of Default shall in any way be, or be construed as a waiver of, any future or further Event of Default.

                                   ARTICLE TEN

                            ASSIGNMENT AND DELEGATION

         Section 10.1 Survival. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that except as provided in Sections 10.2, 10.3, 10.4 and 10.5, no party hereto may assign its rights or delegate its obligations without the express written consent of the other party hereto, which shall not be unreasonably withheld

         Section 10.2 Assignment by Seller. After the Closing Date, Seller shall be entitled to assign all of its rights and obligations to any successor entity that may acquire all or substantially all its assets or business, by merger or otherwise.

         Section 10.3 Assignment by Buyer. After the Closing Date, Buyer shall be entitled to assign all of its rights and obligations to any successor entity that may acquire all or substantially all its assets or business, by merger or otherwise.

         Section 10.4 Delegation of Duties of Seller for Buyer. Seller may delegate all its obligations pursuant to this Agreement to any Affiliate of Seller. In performance of their respective obligations under this Agreement, Seller and its Affiliates may (i) act directly or through agents, counsel (in-house or outside) or other persons; (ii) delegate the performance of its obligations and functions; and (iii) consult with agents, counsel (in-house or outside) and other persons. Neither Seller nor its Affiliates will be liable for the default or misconduct of any persons employed, consulted, or engaged thereby.

         Section 10.5 Delegation of Duties of Buyer for Seller. Buyer may delegate all its obligations pursuant to this Agreement to any Affiliate of Buyer. In performance of their respective obligations under this Agreement, Buyer and its Affiliates may (i) act directly or through agents, counsel (in-house or outside) or other persons; (ii) delegate the performance of its obligations and functions; and (iii) consult with agents, counsel (in-house or outside) and other persons. Neither Buyer nor its Affiliates will be liable for the default or misconduct of any persons employed, consulted, or engaged thereby.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         Section 11.1 No Agency.

         (a) This agreement to provide the Buyer Services shall not be construed as one of agency by Buyer for the Seller, but as one in which Buyer is engaged independently in the business of performing services for Seller as an independent contractor. At no time shall any employee of Buyer or any independent contractors hired by Buyer and/or their employees be considered employees of the Seller, and Buyer shall be solely responsible for all matters pertaining to such employees and independent contractors.

         (b) This agreement to provide the Seller Services shall not be construed as one of agency by Seller for the Buyer, but as one in which Seller is engaged independently in the business of performing services for Buyer as an independent contractor. At no time shall any employee of Seller or any independent contractors hired by Seller and/or their employees be considered employees of the Buyer, and Seller shall be solely responsible for all matters pertaining to such employees and independent contractors.

         Section 11.2 No Third Party Beneficiaries. Except for rights and benefits conferred on certain of Seller's Affiliates and Buyer's Affiliates as set forth in this Agreement, all rights, remedies and obligations of the parties hereunder shall accrue or apply solely to the parties hereto or their permitted successors or assigns and there is no intent to benefit any third parties.

         Section 11.3 Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if given in accordance with the provisions of Section 8.7 of the Joint Venture Agreement.

         Section 11.4 Governing Law . THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED IN SUCH STATE. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the

Northern District of Texas and, if such court does not have jurisdiction, of the courts of the State of Texas in Dallas County, for the purposes of any action arising out of this Agreement, or the subject matter hereof or thereof brought by any other party.

         Section 11.5 Amendment; Waiver . No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by written instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. Any consent or approval specified herein of a party hereto may be withheld entirely in such party's discretion unless it is herein expressly provided that such consent may not be unreasonably withheld. No waiver of a breach of any provision of this Agreement by either party shall constitute a waiver of any subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing.

         Section 11.6 Captions. The captions appearing in this Agreement have been inserted as a matter of convenience and in no way define, limit or enlarge the scope of this Agreement or any of the provisions hereto.

         Section 11.7 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable; provided, however, that if, in the reasonable opinion of any party to this Agreement, any such partial invalidity, illegality or unenforceability affects the commercial basis of this Agreement, such party shall so inform the other party, whereupon the parties shall negotiate to agree upon an amendment to the Agreement that will maintain the balance of the commercial interests of the parties under this Agreement. If, however, such negotiations shall not be successfully concluded within thirty
(30) days, either party shall have the right to terminate this Agreement upon giving at least thirty (30) days written notice to the other party.

         Section 11.8 Entirety. This Agreement is executed pursuant to and subject to the terms of the Joint Venture Agreement and, when taken together with the Joint Venture Agreement and any other agreements ancillary thereto, embodies the entire agreement between the parties hereto concerning the subject matter hereof and terminates and supersedes all prior or contemporaneous agreements, discussions, undertakings and understandings, whether written or oral, express or implied, concerning the subject matter hereof. Additional rights and obligations of the parties set forth in the Joint Venture Agreement shall be unimpaired and undiminished hereby.

         Section 11.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

         Section 11.10 Survival. Except as otherwise expressly limited herein, the representations, warranties, covenants, agreements and indemnities set forth in this Agreement, and the obligations hereunder, shall survive the expiration or other termination of this Agreement.

         Section 11.11 Successors and Assigns. Subject to the terms hereof, this Agreement shall bind and benefit Seller, Buyer and their respective successors and permitted assigns.

         Section 11.12 Transaction Expenses. Except as specifically set forth herein each of Seller and

Buyer shall be responsible for their own legal and out-of-pocket expenses arising from the transactions contemplated herein.

         Section 11.13 Effectiveness. Notwithstanding anything contained in this Agreement to the contrary, this Agreement will not be binding upon any party hereto until the Effective Date.

         Section 11.14 Time of Essence. With respect to all time periods referred to herein, time is of the essence.

                                      *****

         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first above written.


                                          TERAFORCE TECHNOLOGY CORPORATION,
                                             a Delaware corporation



                                          By:  /s/ Robert P. Capps
                                             ----------------------------------
                                          Name:  Robert P. Capps
                                          Title: Executive Vice President


                                          INTELECT TECHNOLOGIES INC.,
                                                     a Delaware corporation



                                          By:  /s/ Darly G. Lewellyn
                                             ----------------------------------
                                          Name:  Daryl G. Lewellyn
                                          Title: President and Secretary